EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I  Andrew Godfrey, hereby certify that:

1. The annual report of the registrant on Form 10-K for the year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the annual report fairly presents, in all material respects, the  financial  condition  and results of operations of the registrant as of the dates and for the periods expressed in the report.

/s/ Andrew Godfrey

Andrew Godfrey
President, Chief Executive Officer
May 14, 2009